UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 5, 2012

(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 5, 2012, Equity LifeStyle Properties, Inc. (the “Company”) issued a news release announcing that, after almost 20 years of outstanding service, Ellen Kelleher, Executive Vice President-Property Management, has decided to retire on December 31, 2012; that until then she will transition her duties to others; and other changes to its management team. That news release is attached as Exhibit 99.1 to this report on Form 8-K.

The Company has elevated the three most senior property management officers who currently report to Ms. Kelleher as follows: Peter Underhill has been appointed Senior Vice President-Revenue Management, Ron Bunce has been appointed Senior Vice President West Operations, and Brad Nelson has been appointed Senior Vice President East Operations. Mr. Underhill, Mr. Bunce and Mr. Nelson will each now report directly to Chief Executive Officer Tom Heneghan. Mr. Heneghan, in addition to his other responsibilities as CEO, will assume overall responsibility for the property management function. Marguerite Nader, the Company’s president and chief financial officer, will also continue to report to Mr. Heneghan.

Mr. Underhill, age 57, originally joined the Company in 1994. He has served in a variety of roles, including most recently overseeing California and Colorado properties, resident leasing and renewals, and the home rental program. In his new role, Mr. Underhill will have responsibility for supervising revenue management throughout the country, including lease administration and customer information.

Mr. Bunce, age 55, has been with the Company since 1999. He has served in a variety of roles, including most recently as a Regional Vice President of Operations. In his new role, Mr. Bunce will have day-to-day responsibility for property operations in the western region of the country.

Mr. Nelson, age 57, has been with the Company since 2008 serving as a Regional Vice President of Operations. Before joining the Company, Mr. Nelson had been with Thousand Trails and related companies since 1985, serving among other roles as Thousand Trails’ Vice President of Operations for all properties. In his new role, Mr. Nelson will have day-to-day responsibility for property operations in the eastern region of the country.

In addition, the Company has appointed Seth Rosenberg Senior Vice President of Marketing, Jim Phillips Senior Vice President of Sales, and Dave Kozy Vice President of Customer Relations. Mr. Rosenberg, Mr. Phillips and Mr. Kozy will each report directly to Ms. Nader. Ms. Nader, in addition to her other responsibilities as President and CFO, will assume overall responsibility for the sales and marketing function.

Mr. Phillips, age 63, has been with the Company since 2008. He served most recently as Vice President of Sales and Membership Marketing. Before joining the Company, Mr. Phillips had been with Thousand Trails and related companies, which he originally joined in 1984, serving among other roles as Thousand Trails’ Senior Vice President of Sales. In his new role, Mr. Phillips will oversee all sales activity.

Mr. Kozy, age 52, has been with the Company since 2004. He has served in a variety of roles, including most recently as Vice President directing the operations of the Company’s RV Home and Marine Solutions subsidiary. In his new role, Mr. Kozy will oversee all customer relations activity.

In order to achieve closer comparability with the compensation of the sales and marketing officers who report directly to Ms. Nader, the Company has adjusted the compensation of Mr. Rosenberg, who previously served as Senior Vice President of Sales and Marketing and on the management committee. Mr. Rosenberg will no longer be eligible to vest in the restricted stock awarded on January 31, 2012 and his bonus potential will be 50% of his current base salary.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•

the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

•	the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

•	the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	the Company’s assumptions about rental and home sales markets;

•	the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;

•	the Company’s ability to manage counterparty risk;

•

in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•

results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of recent acquisitions;

•	unanticipated costs or unforeseen liabilities associated with the recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 382 quality properties in 32 states and British Columbia consisting of 141,077 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Equity LifeStyle Properties, Inc. press release dated July 5, 2012, “ELS Announces Changes to its Management Team”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

Date: July 5, 2012	By:	/s/ Marguerite Nader
Marguerite Nader
President and Chief Financial Officer